SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 12, 2000
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                         STANLEY FURNITURE COMPANY, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                     0-14938                         54-1272589
    --------                     -------                         ----------
(State or other               (Commission                      (IRS Employer
 jurisdiction of               File Number)                  Identification No.)
 incorporation)


1641 Fairystone Park Highway, Stanleytown, Virginia                    24168
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    (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (540) 627-2000
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         (Former name or former address, if changed since last report.)








ITEM 5.  OTHER EVENTS

         On December 12, 2000, the Registrant issued a press release commenting on fourth quarter and 2001 outlook and announcing the Board of Directors authorization to increase the Company's stock repurchase program to $14.6 million. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

                  The following exhibits are filed as a part of this report.

99.1     Press release dated December 12, 2000.







                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STANLEY FURNITURE COMPANY, INC.

December 13, 2000                       By: /s/Albert L. Prillaman
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      Date                                   Albert L. Prillaman
                                             President, Chief Executive Officer,
                                             and Chairman of the Board